Exhibit 99.1

JOINT NEWS RELEASE

For Immediate Release

Contacts:

Merge eFilm

Richard Linden, President & CEO, 414-977-4665

Scott Veech, Chief Financial Officer, 414-977-4264

Cedara Software Corp.

Abe Schwartz, President & CEO, (905) 672-2101 x2000

Brian Pedlar, Chief Financial Officer, (905) 672-2101 x2015

MERGE EFILM AND CEDARA SOFTWARE CORP TO MERGE

COMBINATION CREATES MEDICAL IMAGING MARKET LEADER

OFFERING EXPANDED PRODUCTS AND SERVICES AND

ACCELERATED INNOVATION IN THE DIRECT AND OEM CHANNELS

Combined Run-Rate Revenues Exceed $100 Million (C$122 million);

Investor Conference Call Scheduled for 10 a.m. CST to Discuss Transaction

Milwaukee, WI, USA, and Toronto, ON, Canada, January 18, 2005 - Merge Technologies Incorporated (NASDAQ: MRGE), d.b.a. Merge eFilm, a leading global healthcare software and services company, and Cedara Software Corp. (NASDAQ: CDSW/TSX:CDE), a leading independent developer of medical software technologies for the global healthcare market, today announced a definitive agreement to merge in an all-stock transaction.  Upon completion of the transaction, the combined company will bring one of the most comprehensive image and information management solution sets to manage clinical and business workflow to the diagnostic OEM and end user markets.  The combined company will have an extensive imaging product suite to meet the current and emerging needs of OEM and end user customers, radiology and clinical specialties, and an annual revenue run rate exceeding $100 million (C$122 million).  In addition, the merged company will have an international presence capitalizing on the digitization of healthcare, and the financial strength, growth trajectory and product and distribution market coverage to drive its continued track record as one of the fastest growing healthcare information technology companies in the market.

Merge eFilm will issue either 0.587 Merge eFilm common shares, or 0.587 shares of a newly created class of Canadian exchangeable shares for each Cedara common share. Based on the 20-day volume weighted average price of Merge eFilm stock for the period ending January 14, 2005, the transaction is valued at US$12.37 (approximately C$15.10) for each common share of Cedara, representing a 17.5% premium to Cedara’s 20-day volume weighted average price.  The merger may permit Canadian shareholders of Cedara to defer any gain on their shares for Canadian income tax purposes.  The transaction is subject to approval by shareholders of each company, regulatory approvals and other customary closing conditions.

“I’m very pleased to announce that Merge eFilm and Cedara are joining together to lead the market with the product and service depth, financial strength, product innovation resources and market coverage to deliver value to our key stakeholders: customers, employees and shareholders,” said Richard Linden, President and CEO of Merge eFilm.  “Our combined strengths will allow us to accelerate the development and deployment of new imaging products and services for both the OEM markets and our expanding interest in RIS/PACS offerings beyond radiology.  Together, we create a powerful combination of industry leading product innovation, sales and marketing distribution, valued professional services, strengthened international market coverage, and enhanced access to new markets.  For example, we are well positioned to leverage the market leading innovation of OEM technologies for clinical specialties such as orthopedics, cardiology, gastroenterology, and mammography into full workflow solutions.  The scale and momentum from this merger is a proactive strategy to lead the industry consolidation effort, to further the steady change in the definition of RIS/PACS and alter the competitive landscape.  Our combined brand is strong, our value propositions unique, our recent histories indicative of our ability to succeed financially and we are well positioned to achieve our growth objectives.  This powerful combination of factors will contribute to the digital evolution of one of the fastest growing sectors in healthcare information technology, and we are pleased to be a catalyst for market change with this merger.”

“Our merged organization will make it easier to introduce innovative medical solutions for both our global OEM partners and end user customers,” said Abe Schwartz, Cedara’s President and CEO.   “We will be the only company in our industry with this breadth of end-user and OEM offerings, with a new depth of clinical and technical expertise to support them.  Our significant expansion of leadership,

talent and operational resources will allow us to enter new clinical markets and create product offerings beyond radiology.   Our employees will have greater professional growth and career path development, and our shareholders will gain from the financial strength of the combined organization.  This is a win-win for all stakeholders.”

The corporate headquarters for the newly combined company will be in Milwaukee, WI.   Richard Linden will serve as its President and CEO, and Abe Schwartz will continue his involvement with the company including serving as a member of its Board of Directors.   Leadership and integration planning for the combined company is underway and will be implemented after the anticipated April closing.  Based on the strong growth and financial performance of Merge eFilm and Cedara, the transaction is expected to be accretive to Merge eFilm’s earnings per share in 2005 (excluding the impact of one-time transaction-related expenses), and beyond.  The combined company expects to realize operational synergies including time to market for new imaging products, cross-selling opportunities within our combined end user customer base, and cost savings associated with public company activities.

William Blair and Company, L.L.C. acted as financial advisor to Merge eFilm, and Michael Best & Friedrich LLP and Blake, Cassels & Graydon acted as legal advisors. Genuity Capital Markets acted as financial advisor to Cedara and Stikeman Elliott LLP and Debevoise & Plimpton LLP acted as legal advisors.

Merge eFilm and Cedara will host a conference call to discuss the transaction today, January 18, at 10:00 am CST.   To listen to the live broadcast, please see options listed below:

LIVE VIA PHONE:

Call:

•                  800-221-2015 (US & Canada)

•                  706-634-2159 (International)

Reference Conference ID#: 3499352

LIVE VIA WEBCAST:

Go To:  http://phx.corporate-ir.net/playerlink.zhtml?c=85928&s=wm&e=1002693

For additional information about the conference call, visit:  http://www.merge.com/investor/confcalllist.asp

(Editors Note: see the following fact sheets for additional details concerning Merge eFilm and Cedara).

MERGE EFILM - CEDARA

MERGER DEAL FACT SHEET

Parties	Merge eFilm	Cedara Software

Exchange Symbol:	NASDAQ: MRGE	TSX: CDE; NASDAQ: CDSW

Company Description

Merge eFilm is a global healthcare software and services company focused on accelerating the productivity of imaging centers, small- to medium-sized hospitals and clinics with a suite of RIS/PACS products that more efficiently streamline, integrate and distribute image and information workflow across the healthcare enterprise. Since 1987, Merge eFilm has leveraged its healthcare integration and connectivity experience to create workflow solutions that improve our customers’ productivity and enhance the quality of care they provide.

Cedara Software Corp. is a leading independent provider of medical imaging technologies. Cedara software is deployed in hospitals and clinics worldwide and is licensed by many of the world’s leading medical device and healthcare information technology companies. Approximately 28,000 medical imaging systems and 6,400 Picture Archiving and Communications System (PACS) workstations have been licensed to date. Cedara recently acquired eMed Technologies Corporation, widely known as a provider of innovative PACS and teleradiology solutions that have been installed in over 2,000 hospitals and imaging centers.

Headquarters	1126 South 70th Street	6509 Airport Road
	Milwaukee, WI 53214	Mississauga, Ontario L4V 1S7
	Tel: (414) 977-4000	Tel: (905) 672-2100

CEO	Richard Linden	Abe Schwartz

CFO	Scott Veech	Brian Pedlar

Fiscal year ends	12/04	06/05

Market Capitalization	$257.4 million	$360.8 million (C$439.3 million)

# of Shares	13.2 million	31.8 million

# of Employees	200	350

RIS/PACS End User Customers	200+	400+

OEM/VAR Customers	100+	150+

Website	www.merge-efilm.com	www.cedara.com

Financial Advisors:	William Blair & Company, L.L.C.	Genuity Capital Markets

Legal Advisors:	Michael Best & Friedrich and Blake, Cassels & Graydon	Stikeman Elliott LLP and Debevoise & Plimpton LLP

Transaction summary

Fixed exchange ratio: 0.587 Merge eFilm common or exchangeable shares for each Cedara share
Structure: Plan of Arrangement with exchangeable shares
Approvals: Subject to shareholder and regulatory approval
Expected close: Early 2Q 2005

About Merge eFilm

Merge eFilm is a global healthcare software and services company focused on accelerating the productivity of imaging centers, small-

to medium-sized hospitals and clinics with a suite of RIS/PACS products that more efficiently streamline, integrate and distribute image and information workflow across the healthcare enterprise. Since 1987, Merge eFilm has leveraged its healthcare integration and connectivity experience to create workflow solutions that improve our customers’ productivity and enhance the quality of care they provide.  For more information about Merge eFilm’s products and services, visit our website at www. merge-efilm.com, or call Beth Frost-Johnson, Senior Vice President-Marketing and Strategic Planning, at 414-977-4254, email bfrost@merge-efilm.com.

About Cedara Software Corp

Cedara Software Corp. is a leading independent provider of medical imaging technologies. Cedara’s software is deployed in hospitals and clinics worldwide and is licensed by many of the world’s leading medical device and healthcare information technology companies. Approximately 28,000 medical imaging systems and 6,400 Picture Archiving and Communications System (PACS) workstations have been licensed to date. Cedara recently acquired eMed Technologies Corporation, widely known as a provider of innovative PACS and teleradiology solutions that have been installed in over 2,000 hospitals and imaging centers. Cedara is quite unique in that it has technologies and expertise that span all the major digital imaging modalities including computed tomography (CT), magnetic resonance imaging (MRI), digital X-ray, mammography, ultrasound, echo-cardiology, angiography, nuclear medicine, positron emission tomography (PET) and fluoroscopy. Furthermore, the Company’s medical imaging offerings are used in all aspects of clinical workflow including the capture of a patient’s digital image; the archiving, communication and manipulation of digital images; sophisticated clinical applications to analyze digital images; and even the use of imaging in minimally-invasive surgery. For more information about Cedara’s products and services, visit our website at www.cedara.com, or call Jacques Cornet, Vice President of Marketing & Operations, at (905) 672-2100 ext. 2564, email: info@cedara.com.

# # #

Notice to Investors, Prospective Investors and the Investment Community

Cautionary Information Regarding Forward-Looking Statements

Statements in this press release regarding the proposed merger of Merge Technologies, (d.b.a. Merge eFilm) and Cedara Software Corp. which are not historical facts, including expectations of financial results for the combined companies (e.g., projections regarding revenue, earnings, cash flow, cost savings and future growth), are “forward-looking statements.” All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. Investors are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. Merge eFilm and Cedara undertake no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

Important factors upon which the forward-looking statements presented in this release are premised include: (a) receipt of regulatory and shareholder approvals without unexpected delays or conditions; (b) timely implementation and execution of merger integration plans; (c) the ability to implement comprehensive plans for asset rationalization; (d) the successful integration of the IT systems and elimination of duplicative overhead and IT costs without unexpected costs or delays; (e) retention of customers and critical employees; (f) successfully leveraging Merge eFilm/Cedara’s comprehensive product offering to the combined customer base; (g) continued growth at rates approximating recent levels for imaging information systems and other product markets; (h) no unanticipated changes in laws, regulations, regulatory requirements or other industry standards affecting Merge eFilm/Cedara’s businesses which require significant product redevelopment efforts, reduce the market for or value of its products or render products obsolete; (i) no unanticipated developments relating to previously disclosed lawsuits or similar matters; (j) successful management of any impact from slowing economic conditions or consumer spending; (k) no catastrophic events that could impact Merge eFilm/Cedara’s or its major customer’s operating facilities, communication systems and technology or that has a material negative impact on current economic conditions or levels of consumer spending; (l) no material breach of security of any Merge eFilm/Cedara’s systems; and (m) successfully managing the potential both for patent protection and patent liability in the context of rapidly developing legal framework for expansive software patent protection. In addition, the ability of Merge eFilm/Cedara to achieve the expected revenues, accretion and synergy savings also will be affected by the effects of competition (in particular the response to the proposed transaction in the marketplace), the effects of general economic and other factors beyond the control of Merge eFilm/Cedara, and other risks and uncertainties described from time to time in Merge eFilm/Cedara’s public filings with United States Securities and Exchange Commission and Canadian securities regulatory authorities.

Additional Information

Shareholders are urged to read the joint proxy statement/management information circular regarding the proposed transaction when it becomes available, because it will contain important information.  Shareholders will be able to obtain a free copy of the joint proxy statement/management information circular, as well as other filings containing information about Merge eFilm and Cedara, without charge, at the Securities and Exchange Commission’s internet site (http://www.sec.gov).  Copies of the joint proxy statement/management information circular and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/management information circular can also be obtained, without charge, by directing a request to Merge eFilm’s Investor Relations Department at Merge eFilm’s principal executive offices located at 1126 South 70th Street, Suite S107B, Milwaukee, Wisconsin 53214-3151; telephone number (414) 977-4000.  The respective directors and executive officers of Merge eFilm and Cedara may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Merge eFilm’s directors and executive officers is available in Merge eFilm’s proxy statement for its 2004 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 12, 2004, and information regarding Cedara’s directors and executive officers is available in Cedara’s notice of annual meeting and proxy circular for its 2004 annual meeting, which was filed with the Securities and Exchange Commission on September 24, 2004. Additional information regarding the interests of potential participants in the proxy solicitation will be contained in the joint proxy statement/management information circular to be filed with the Securities and Exchange Commission when it becomes available.